Exhibit 10.1

AMENDMENT TO PROMISSORY NOTE

THIS  AMENDMENT TO  PROMISSORY NOTE  (this “Amendment”) is made and

entered  into   the   15th     day  of   April,  2020  (the  “Execution  Date”), by  and   between J.

ALEXANDER’S, LLC, a Tennessee limited liability company (“Borrower”), and PINNACLE BANK, a Tennessee state-chartered bank (“Lender”). J. ALEXANDER’S HOLDINGS, LLC, a Delaware limited liability company, J. ALEXANDER’S RESTAURANTS, LLC, a Tennessee limited liability company, J. ALEXANDER’S RESTAURANTS OF KANSAS, LLC, a Kansas limited liability company, J. ALEXANDER’S OF TEXAS, LLC, a Texas limited liability company, JAX REAL ESTATE, LLC, a Delaware limited liability company, JAX RE HOLDINGS, LLC, a Delaware limited liability company, JAX REAL ESTATE MANAGEMENT, LLC, a Delaware limited liability company, STONEY RIVER MANAGEMENT COMPANY, LLC, a Delaware limited liability company, SRLS LLC, a Delaware limited liability company, STONEY RIVER LEGENDARY MANAGEMENT, L.P., a Georgia limited partnership, and STONEY RIVER, LLC, a Delaware limited liability company (each a “Guarantor” and collectively the “Guarantors”) join in the execution of this Amendment to consent to the terms of this Amendment, including, without limitation, Section 2 of this Amendment.

W I T N E S S E T H:

WHEREAS, Borrower executed that certain Amended and Restated Promissory Note dated as of January 2, 2019 in the principal amount of $10,000,000.00 to Lender (the “Promissory Note”); and

WHEREAS, Borrower, Guarantors, and Lender have agreed to amend the Promissory Note as set forth herein.

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants of the parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, and Lender covenant and agree as follows:

1.	The first paragraph of the Promissory Note is modified to read as follows:

FOR VALUE RECEIVED, the undersigned, J. ALEXANDER’S, LLC, a Tennessee limited liability company (“Borrower”), promises to pay to the order of PINNACLE BANK (“Lender”), in lawful currency of the United States of America, at its principal office in Nashville, Tennessee, or at such other place as the holder from time to time may designate in writing, the principal sum of TEN MILLION AND NO/100 ($10,000,000.00) DOLLARS, at a rate per annum (the “Applicable Interest Rate”) equal to the sum of the Benchmark (as hereinafter defined) as in effect on the first (1st) Business Day of such month, plus the number of basis points as specified below (the “Margin”) determined by Borrower’s reported Maximum Adjusted Debt to EBITDAR Ratio for the preceding quarter, established by Borrower’s quarterly loan compliance report submitted to Lender in accordance with Section 3.4 of the Second Amended and Restated Loan Agreement dated May 20, 2015, modified by Modification Agreement dated January 2, 2019 (collectively the “Loan Agreement”):

Reported Maximum Adjusted Debt to EBITDAR Ratio for Preceding Quarter	Margin
˂ 1.25x	160 basis points
˂ 2.25x	185 basis points
˂ 3.25x	210 basis points
≥ 3.25x	235 basis points

but in no event to exceed the maximum rate of interest permitted by law. “Benchmark” means LIBOR; provided, however, that after the occurrence of a Benchmark Transition Event (as hereinafter defined), at Lender’s option and in Lender’s sole discretion, the Benchmark shall be the Alternate Benchmark (as hereinafter defined). “LIBOR” means the London Interbank Offered Rate for U.S. dollar deposits for an interest period of one month, as published by the ICE Benchmark Administration or any successor entity administering such rate, on the applicable Reset Date, as published by The WALL STREET JOURNAL (or as obtainable from such other commercially available source providing such quotations as may be designated by Lender from time to time). For each calendar month while this Promissory Note is outstanding, LIBOR, as in effect on the first day of such month (or if such day is not a Business Day, then on the next preceding Business Day), shall be the applicable LIBOR for the entirety of such month. For the purposes hereof, LIBOR in no event shall be less than zero. “Benchmark Transition Event” means any one or more of the following events with respect to LIBOR: (a) a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; (b) a public statement  or publication of information  by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR, or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR that states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; (c) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative; (d) a determination by Lender, in its sole discretion, that reasonable and adequate means no longer exist for ascertaining LIBOR and that the circumstances giving rise to such determination are unlikely to be temporary; and/or (e) a determination by Lender, in its sole discretion, that comparable credit facilities then being executed or amended with commercial banks active in leading and participating in such facilities or that include benchmark transition provisions similar to those contained herein are being executed or amended (as applicable) to incorporate or adopt a new interest rate benchmark to replace LIBOR for determining interest rates for loans. “Alternate Benchmark” means a rate benchmark (including any necessary or appropriate mathematical or other adjustments to such rate benchmark) that Lender, in its sole discretion after taking into account any then-existing or evolving convention for a rate benchmark to replace LIBOR in comparable bank-originated commercial extensions of credit

2

in the United States of America, determines will represent the substantial economic equivalent of using LIBOR as a rate benchmark. For each calendar month while this Promissory Note is outstanding and the Applicable Interest Rate is determined with reference to the Alternate Benchmark, the Alternate Benchmark as in effect on the first day of such month (or if such day is not a Business Day, then on the next preceding Business Day) shall be the applicable Alternate Benchmark for the entirety of such month. For the purposes hereof, the Alternate Benchmark in no event shall be less than zero. “Business Day” means any day other than a Saturday, a Sunday, or another day on which commercial banks are authorized to close under the laws of or are in fact closed in the State of Tennessee and, if such day relates to any determination of LIBOR, means any such day that is also a London Banking Day. “London Banking Day” means any day on which dealings in U.S. dollar deposits are conducted by and between banks in the London interbank Eurodollar market. To the extent practicable, Lender will endeavor to give Borrower prior notice of the substitution of an Alternate Benchmark for LIBOR.

2.

Lender hereby modifies the schedule for Borrower’s principal and interest payments under the Promissory Note. Borrower shall make monthly interest payments as set forth herein but shall no longer make monthly principal reduction payments of $277,778.00 per month as provided in the Promissory Note. The outstanding principal balance shall be paid in full on the Maturity Date. Borrower’s next interest payment under the Promissory Note shall be due and payable on July 3, 2020; provided, however, that interest shall continue to accrue on the indebtedness evidenced by the Promissory Note at the rate or rates set forth in the Promissory Note. Subsection (a) and (b) on page 2 of the Promissory Note are amended and restated in their entirety to read as follows:

(a)

On April 3, 2020, May 3, 2020, and June 3, 2020, no payments shall be due and payable to Lender. On July 3, 2020, and on the third (3rd) day of each succeeding month up to and including August 3, 2021, consecutive monthly payments of interest only shall be due and payable.

(b)	The entire unpaid principal balance and all accrued interest and other charges shall be due and payable on September 3, 2021 (the “Maturity Date”).

3.IN ORDER TO INDUCE LENDER TO EXECUTE THIS AMENDMENT AND IN CONSIDERATION OF THIS AMENDMENT, BORROWER AND GUARANTORS REPRESENT AND WARRANT TO LENDER THAT, AS OF THE EXECUTION DATE OF THIS AMENDMENT, BORROWER, GUARANTORS, AND ALL BORROWER PARTIES, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY RELEASE, ACQUIT, AND FOREVER DISCHARGE LENDER AND ANY OTHER LENDER PARTIES FROM ANY AND ALL CLAIMS THAT BORROWER, GUARANTORS, AND/OR ANY BORROWER PARTIES HAD OR NOW HAVE AGAINST LENDER AND ANY OTHER LENDER PARTIES FOR OR BY REASON OF ANY MATTER, CAUSE, OR THING WHATSOEVER OCCURRING ON OR PRIOR TO THE EXECUTION DATE HEREOF. BORROWER, GUARANTORS, AND ALL BORROWER PARTIES FURTHER WAIVE ANY PRESENTLY EXISTING DEFENSES AGAINST THE PAYMENT AND PERFORMANCE OF ALL OBLIGATIONS OF EVERY NATURE, CHARACTER, AND

3

DESCRIPTION TO LENDER OR ANY OTHER LENDER PARTIES UNDER THE LOAN DOCUMENTS OR OTHERWISE. BORROWER, GUARANTOR, AND ALL BORROWER PARTIES AGREE NOT TO COMMENCE, JOIN IN, OR PROSECUTE ANY SUIT OR OTHER PROCEEDING IN A POSITION THAT IS ADVERSE TO LENDER OR ANY OTHER LENDER PARTIES ARISING DIRECTLY OR INDIRECTLY FROM ANY MATTER RELEASED HEREIN. BORROWER, GUARANTORS, AND ALL BORROWER PARTIES REPRESENT AND WARRANT THAT BORROWER, GUARANTOR, AND ALL BORROWER PARTIES HAVE NOT PURPORTED TO TRANSFER, ASSIGN, OR OTHERWISE CONVEY ANY INTEREST IN AND HAVE NOT ACTUALLY TRANSFERRED, ASSIGNED, OR OTHERWISE CONVEYED ANY INTEREST IN ANY MATTER RELEASED HEREIN TO ANY OTHER PERSON OR ENTITY AND THAT THEIR EXECUTION OF THIS AMENDMENT DOES NOT REQUIRE THE CONSENT OF OR NOTICE TO ANY THIRD PARTY. BORROWER, GUARANTORS, AND ALL BORROWER PARTIES AGREE TO INDEMNIFY, DEFEND (WITH COUNSEL SATISFACTORY TO LENDER), AND HOLD LENDER AND ANY OTHER LENDER PARTIES HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, OR EXPENSES, INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEYS’ FEES, THAT LENDER OR ANY OTHER LENDER PARTIES MIGHT INCUR AS A RESULT OF ANY BREACH OF THIS AMENDMENT BY BORROWER, GUARANTOR, OR ANY BORROWER PARTIES OR THE ASSERTION OF ANY CLAIM OR DEFENSE THAT EXISTS AS OF THE EXECUTION DATE OF THIS AMENDMENT BY BORROWER, GUARANTOR, OR ANY BORROWER PARTIES. “Affiliate” means, with respect to any Person, another Person who (a) owns an equity interest in the first Person of any degree; (b) is owned, as to any equity interest, by the first Person, in any degree; (c) Controls the first Person; (d) is Controlled by the first Person; or (e) is Controlled by a Person who also Controls the first Person. “Borrower Parties” means Borrower, Guarantor, and any of their respective predecessors, successors, heirs, representatives, and assigns, and any of their respective present and previous agents, attorneys, representatives, Affiliates, officers, directors, and each of them. “Claims” means any and all accounts, covenants, agreements, obligations, claims, debts, liabilities, offsets, demands, costs, expenses, actions, or causes of action of every nature, character, and description, whether arising at law or in equity or under statute, regulation, or otherwise, and whether liquidated or unliquidated, contingent or noncontingent, known or unknown, or suspected or unsuspected. “Control” means the ability to direct the policies of a Person in a substantial or material manner, whether directly or indirectly and whether such influence exists by right or by economic compulsion. “Lender Parties” means Lender, its participants, predecessors, successors, and assigns and their present and previous agents, attorneys, accountants, consultants, representatives, Affiliates, officers, directors, employees, and each of them. “Loan Documents” means any and all documents, instruments, and/or agreements evidencing or securing or executed in connection with the indebtedness evidenced by the Promissory Note. “Person” means any natural person and any legal entity with the ability to enter into contracts.

4.

The Promissory Note, as amended hereby, shall continue in full force and effect and be enforceable in accordance with its terms. Borrower hereby ratifies, renews, and reaffirms the terms and conditions of the Promissory Note, as amended hereby.

5.	Notwithstanding anything in this Amendment or in the Promissory Note to the

4

contrary, this Amendment may be executed in multiple counterparts that when taken as a whole shall constitute a complete agreement/instrument.

{Signature pages to follow}

5

IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the Execution Date.

BORROWER:

J. ALEXANDER'S, LLC,

a Tennessee limited liability company

By:         /s/ Mark A. Parkey

Name:  Mark A. Parkey

Title:    Executive Vice President and Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the Execution Date.

LENDER:

PINNACLE BANK,

a Tennessee state-chartered bank

By:  /s/ William W. Decamp

      William W. DeCamp, Senior Vice President

IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the Execution Date.

GUARANTOR:

J. ALEXANDER'S HOLDINGS, LLC,

A Delaware limited liability company

By:          /s/ Mark A. Parkey

Name:  Mark A. Parkey

Title:    Executive Vice President and Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the Execution Date.

GUARANTOR:

J. ALEXANDER'S RESTAURANTS, LLC,

a Tennessee limited liability company

By:       /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:   Executive Vice President and Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the Execution Date.

GUARANTOR:

J. ALEXANDER'S RESTAURANTS OF KANSAS, LLC, a Kansas limited liability company

By:        /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:   Executive Vice President and Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the Execution Date.

GUARANTOR:

J. ALEXANDER'S OF TEXAS, LLC,

a Texas limited liability company

By:       /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:   Executive Vice President and Chief Financial Officer

IN WITNESS WHEREOF, the undersigned  has executed  this Amendment effective as of the Execution Date.

GUARANTOR:

JAX REAL ESTATE, LLC,

a Delaware limited liability company

By:       /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:   Executive Vice President and Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has executed  this Amendment  effective  as of the Execution Date.

GUARANTOR:

JAX RE HOLDINGS, LLC,

a Delaware limited liability company

By:         /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:Executive Vice President and Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the Execution Date.

GUARANTOR:

JAX REAL ESTATE MANAGEMENT, LLC,

a Delaware limited liability company

By:        /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:    Executive Vice President and Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the Execution Date.

GUARANTOR:

STONEY RIVER MANAGEMENT COMPANY, LLC,

a Delaware limited liability company

By:       _/s/ Mark A. Parkey

Name:  Mark A. Parkey

Title:    Executive Vice President and Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the Execution Date.

GUARANTOR:

SRLS LLC,

a Delaware limited liability company

By:       _/s/ Mark A. Parkey

Name: Mark A. Parkey

Title:    Executive Vice President and Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the Execution Date.

GUARANTOR:

STONEY RIVER LEGENDARY MANAGEMENT, L.P.,

a Georgia limited partnership

By:       _/s/ Mark A. Parkey

Name: Mark A. Parkey

Title:    Executive Vice President and Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the Execution Date.

GUARANTOR:

STONEY RIVER, LLC,

a Delaware limited liability company

By:       _/s/ Mark A. Parkey

Name: Mark A. Parkey

Title:    Executive Vice President and Chief Financial Officer